UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of 2006 Equity Incentive Plan

The Board of Directors of Intel Corporation (“Intel”) previously approved, subject to stockholder approval, an amendment and restatement of Intel’s 2006 Equity Incentive Plan (the “EIP”). As described below under Item 5.07, Intel’s stockholders approved the amended and restated EIP at the 2017 Annual Stockholders’ Meeting held on May 18, 2017. The amended and restated EIP became effective upon stockholder approval and, among other changes, extended the term of the plan for an additional two years and increased by 33 million the number of shares available under the EIP, as described under Proposal 4 of Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 6, 2017, which description is incorporated herein by reference.

The foregoing description of the amended and restated EIP is qualified in its entirety by reference to the text of the amended and restated EIP, which is set forth in Exhibit A to Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 6, 2017.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 18, 2017. At the meeting:

1)	stockholders elected the 11 persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2017;

3)	stockholders approved, on an advisory basis, Intel’s executive compensation;

4)	stockholders approved the amendment and restatement of the 2006 Equity Incentive Plan;

5)	stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on Intel’s executive compensation;

6)	stockholders did not approve the stockholder proposal to hold an annual advisory vote on political contributions; and

7)	stockholders did not approve the stockholder proposal to exclude abstentions from votes counted on stockholder proposals.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Charlene Barshefsky	3,171,043,720	86,435,397	6,159,098	847,568,614
Aneel Bhusri	3,122,334,989	134,678,041	6,625,185	847,568,614
Andy D. Bryant	3,119,034,356	138,500,548	6,103,311	847,568,614
Reed E. Hundt	3,165,796,734	91,393,738	6,447,743	847,568,614
Omar Ishrak	3,242,983,912	13,762,959	6,891,344	847,568,614
Brian M. Krzanich	3,208,781,295	48,914,230	5,942,690	847,568,614
Tsu-Jae King Liu	3,243,685,737	13,240,030	6,712,448	847,568,614
David S. Pottruck	3,144,486,877	112,506,811	6,644,527	847,568,614
Gregory D. Smith	3,244,995,073	11,978,848	6,664,294	847,568,614
Frank D. Yeary	3,243,555,797	13,568,030	6,514,388	847,568,614
David B. Yoffie	3,126,290,406	130,963,721	6,384,088	847,568,614

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,010,942,084	88,414,312	11,850,433	0

3)	Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
3,081,400,315	165,591,746	16,646,154	847,568,614

4)	Approval of Amendment and Restatement of the 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
3,101,941,489	145,875,548	15,821,178	847,568,614

5)	Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,906,938,535	12,526,868	334,286,863	9,885,949	847,568,614

6)	Stockholder Proposal to Hold an Annual Advisory Vote on Political Contributions

For	Against	Abstain	Broker Non-Votes
223,169,219	2,951,377,544	89,091,452	847,568,614

7)	Stockholder Proposal to Exclude Abstentions from Votes Counted on Stockholder Proposals

For	Against	Abstain	Broker Non-Votes
326,646,119	2,919,157,814	17,834,282	847,568,614

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

Based on the vote of our stockholders at the Annual Meeting of Stockholders held on May 18, 2017, Intel has determined to provide for an annual advisory stockholder vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 24, 2017	/s/ Suzan A. Miller
Suzan A. Miller
Vice President, Deputy General Counsel and Corporate Secretary